UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Event Requiring Report: February 18, 2003
                                                -----------------


                            AMERICAN OIL & GAS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
         (State or other jurisdiction of incorporation or organization)

            0-31547                             88-0451554
            -------                             ----------
      (Commission File Number)      (IRS Employer Identification Number)

                   950 Stafford Street, Casper, Wyoming 82609
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (307) 265-6669
                                 --------------
              (Registrant's telephone number, including area code)



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Item 2.     Acquisition or Disposition of Assets.

      On February 18, 2003, American Oil & Gas, Inc. (the "Company") acquired a significant amount of assets when it closed the January 17, 2003 Purchase and Sale Agreement ("Agreement") with Tower Colombia Corporation, a Colorado corporation ("Tower"), and North Finn, LLC, a Wyoming limited liability company ("Finn"). As a result of the Agreement, the Company acquired an undivided fifty percent (50%) working interest in and to the following undeveloped leases:

      - 18,000 gross acres in a coalbed methane prospect ("Bear Creek Prospect") in Carbon County, Montana;

      - 22,000 gross acres in a multi-zone oil and gas prospect ("Krejci Prospect") in Niobrara County, Wyoming; and

      - Certain coal bed methane ("CBM") leases in the Powder River Basin in North Eastern Wyoming.

      The purchase price for the above interests was $815,365. At Closing on February 18, 2003, $400,000 was paid by the Company, and the remaining $415,365 is due to be paid by the Company on or before Friday, April 30, 2003.
      The Company also agreed to purchase one hundred percent (100%) of Tower and Finn's working interest in certain leases including up to ten (10) CBM wells that are either drilled or scheduled to be drilled.
      Pursuant to the Agreement, the Company was also granted an option to purchase an undivided 28% of 8/8ths interest in and to a Minnelusa oil prospect in Campbell County, Wyoming. Tower and Finn currently have a forty percent (40%) working interest in the prospect and are committed to drill the initial exploratory well and take all of the dry hole risk associated with the forty percent (40%) working interest. If the initial well is successful, the Company has the option to participate in the newly discovered field by reimbursing the out of pocket expenses incurred by Tower and Finn and giving them a 12% carried working interest in the project. If the well is dry, the Company will have no dry hole exposure or expense on the prospect.
      Patrick O'Brien and Kendell Tholstrom were appointed as directors of the Company on February 19, 2003. Mr. O'Brien also serves as president and a director of Tower, and Mr. Tholstrom serves as secretary and a director of Tower. There is no material relationship between the Company and Finn.

Item 7.     Financial Statements and Exhibits.

      (a) Providing the required financial statements and the pro forma financial information associated with Item 2 above is impracticable for the Company at this time. The financial statements and the pro forma financial information will be filed by an amendment to this Form 8-K report no later than 60 days after the date this report must be filed.

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      (b)   The Exhibit Index preceding the exhibit is located on page 4 and incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of March, 2003.

                                    American Oil & Gas, Inc.

                              By:   /s/ Patrick O'Brien
                                    -------------------------------------
                                    Patrick O'Brien, President

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                                INDEX TO EXHIBITS

EXHIBIT     PAGE
NO.         NO.         DESCRIPTION
-------     ----        -----------
10          *           January 17, 2003 Purchase and Sale Agreement by and
                        among American Oil & Gas, Inc., Tower Colombia
                        Corporation, and North Finn, LLC.

* Previously filed as an exhibit to the Company's Form 8-K filed on February 3, 2003 and incorporated herein by reference from the referenced filing previously made by the Company.

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